UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2023

ASSERTIO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-39294	85-0598378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Saunders Road, Suite 300, Lake Forest, IL 60045
(Address of Principal Executive Offices; Zip Code)

(224) 419-7106
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On November 8, 2023, Assertio Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2023.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2023, the Company announced the appointment of Paul Schwichtenberg, the Company’s Senior Vice President and Chief Financial Officer, to a new role as Senior Vice President with responsibility for market access, pricing, trade and distribution and other commercial activities, and the appointment of Ajay Patel as Chief Financial Officer in addition to his current role as Senior Vice President and Chief Accounting Officer. These appointments are effective immediately after the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2023 with the SEC.

No material changes have been made to Mr. Patel’s or Mr. Schwichtenberg’s compensatory arrangements with the Company in connection with these appointments. The material terms of such arrangements, as well as the biographical information of Messrs. Patel and Schwichtenberg, are described in the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on April 3, 2023 (the “Proxy Statement”). Messrs. Patel and Schwichtenberg have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as set forth in the Proxy Statement. There are no family relationships between Mr. Patel or Mr. Schwichtenberg and any director or executive officer of the Company. There are no arrangements or understandings between Mr. Patel, Mr. Schwichtenberg and any other persons pursuant to which they were selected for their new roles.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Assertio Holdings, Inc. Press Release issued on November 8, 2023

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO HOLDINGS, INC.

Date: November 8, 2023	By:	/s/ Daniel A. Peisert
Daniel A. Peisert
President and Chief Executive Officer